UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 8, 2004

Methode Electronics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7401 W. Wilson, Chicago, IL		60706
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	708-867-6777

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On September 8, 2004, Methode Electronics, Inc. issued a press release announcing that the cash flow statement included with Methode's September 2, 2004 press release contained a misclassification between operating and investing activities. A copy of the press release is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99 - Methode Electronics, Inc. Press Release dated September 8, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Methode Electronics, Inc. (Registrant)

September 8, 2004	By:	Douglas A. Koman

Name: Douglas A. Koman
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

EX-99	Methode Electronics, Inc. Press Release dated September 8, 2004